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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 29, 2000


                            THE B.F.GOODRICH COMPANY
               (Exact Name of Registrant as Specified in Charter)






 New York                             1-892                    34-0252680
(State or Other                    (Commission                (IRS Employer
Jurisdiction of                    File Number)             Identification No.)
 Incorporation)

                              Four Coliseum Centre
                              2730 West Tyvola Road
                         Charlotte, North Carolina 28217
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (704) 423-7000






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ITEM 5.  OTHER EVENTS

         On November 29, 2000, The B.F.Goodrich Company issued a press release announcing that it has signed a definitive agreement to sell its Performance Materials business to an investor group led by AEA Investors, Inc. The Company will treat the Performance Materials segment as a discontinued operation when the Company reports its fourth quarter and full-year results for 2000. Restated year-to-date and previous year results are included as an attachment to the press release. A copy of the press release and attachment is filed as Exhibit
99.1 hereto and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired.

                  None.

         (b)      Pro Forma Financial Information

                  None.

         (c)      Exhibits

                  Exhibit 99.1 The B.F.Goodrich Company Press Release dated November 29, 2000 titled "BFGoodrich Announces Definitive Agreement to Sell Performance Materials" and attachment.






















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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE B.F.GOODRICH COMPANY
                                            (Registrant)


Date:  November 29, 2000                    By:    /s/ Robert D. Koney, Jr.
                                                  -----------------------------
                                                  Robert D. Koney, Jr.
                                                  Vice President and Controller








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